UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-131168	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China		518057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2009, Deer Consumer Products, Inc. ("Deer" or the "Company") completed a closing of a private placement offering (the “Offering”) of Units (as defined below)  pursuant to which Deer sold an aggregate of 932,500 Units at an offering price of $.80  per Unit for aggregate gross proceeds of $746,000.  Each "Unit" consists of one share of Deer's common stock, par value $.001 per share (the "Common Stock"), and a three year warrant to purchase 15% of one share of Common Stock at an exercise price of $1.50 per share (the "Warrants"). The Units sold represent an aggregate of 932,500 million shares of Common Stock and Warrants to purchase 139,875 shares of Common Stock to the purchasers of the Units in the Offering (the “Purchasers”) and Warrants to purchase 93,251 shares of Common Stock to the placement agents.  The closing of the first tranche of the private placement was originally announced in accordance with Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”),  in the Company’s Current Report on Form 8-K dated February 6, 2009.

Warrants

The Warrants are immediately exercisable, expire on the third anniversary of their issuance and entitle the Purchasers, in the aggregate, to purchase up to 139,875 shares of Common Stock at an initial exercise price of $1.50 per share.

Registration Rights Agreement

The Registration Rights Agreement requires that the Company file a registration statement (“Registration Statement”) covering shares of Common Stock issued to the Purchasers and the shares issuable upon exercise of the Warrants (the “Registrable Securities”). The Company is required to file the Registration Statement with the Securities and Exchange Commission ("SEC") within 60 days of the closing of the Offering.

The Registration Statement must be declared effective by the SEC within 180 days of the final closing of the Offering. Subject to certain grace periods, the Registration Statement must remain effective and available for use until the Purchasers can sell all of the securities covered by the Registration Statement without restriction pursuant to Rule 144. If Deer fails to meet the filing or effectiveness requirements of the Registration Statement, it is required to pay liquidated damages of 1% of the aggregate purchase price paid by such Purchaser for any Registrable Securities then held by such Purchaser on the date of such failure and on each anniversary of the date of such failure until such failure is cured. The Registration Rights Agreement provides for customary indemnification for the Company and the Purchasers.

The forms of Warrant and Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The above descriptions are not complete and are qualified in their entirety by reference to the complete text of those documents, which are incorporated herein by reference. However, those documents and agreements, including, without limitation, the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Item 3.02 Un-Registered Sales of Equity Securities

On March 31, 2009, Deer completed the closing of an Offering of Units pursuant to which Deer sold an aggregate of 932,500 Units at an offering price of $.80 per Unit for aggregate gross proceeds of $746,000. Each Unit consists of one share of Deer's Common Stock and a Warrant to purchase 15% of one share of Common Stock at an exercise price of $1.50 per share.  The details of this transaction are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

In addition, Deer compensated two placement agents that assisted in the sale of Units in the Offering by (i) paying them cash equal to 9% of the gross proceeds from the sales of Units placed and (ii) issuing them Warrants to purchase that number of shares of Common Stock equal to 10% of the Units placed as follows:

Placement Agents	Cash	Warrants
Seaboard Securities, Inc.	$21,375	29,688
Martinez-Ayme Securities, Inc.	$45,765	63,563

The Warrants granted to these placement agents have the same terms and conditions as the Warrants granted in the Offering.

Deer anticipates that the net proceeds of the Offering will be used for working capital purposes.

The Offering was exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D and Regulation S promulgated by the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Number	Document

10.1	Form of Warrant.

10.2	Form of Registration Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC

	By:	/s/ Ying He
Date: April 2, 2009		Name:	Ying He
Chief Executive Officer